ENGINEERING MEASUREMENTS COMPANY
                           600 DIAGONAL HIGHWAY
                           LONGMONT, CO  80501

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      To be held on October 22, 1997

TO THE SHAREHOLDERS OF ENGINEERING MEASUREMENTS COMPANY:

The Annual meeting of the Shareholders of Engineering Measurements Company, hereinafter referred to as the "Company", will be held at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado on October 22, 1997, at 10:00 a.m., local time, pursuant to call therefor by the Board of Directors for the following purposes:

1. To elect Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors have been duly elected and qualified.

2.  To adopt the Engineering Measurements Company 1997 Incentive Plan.

3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

The Board of Directors has fixed the close of business on September 15, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                              By Order of The Board of Directors


                              /s/ Charles E. Miller
                              Charles E. Miller, President
                              September 22, 1997





                           YOUR VOTE IS IMPORTANT

Please execute and return the enclosed Proxy promptly, whether or not you intend to be present at the meeting. Should you decide to attend the meeting, you may vote in person at that time if you so desire. Your attention to the enclosed Proxy Statement furnished by Management and authorized by the Board of Directors is urged.

PROXY                   ENGINEERING MEASUREMENTS COMPANY              PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                   TO BE HELD OCTOBER 22, 1997

The undersigned hereby constitutes, appoints and authorizes Charles E. Miller, as the true and lawful attorney and Proxy of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the $.01 par value common stock of Engineering Measurements Company, a Colorado corporation, at the Annual Meeting of Shareholders to be held at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado at 10:00 a.m. local time on October 22, 1997 and at any and all adjournments thereof, for the following purposes:

1. To elect Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified:
[ ] FOR all nominees listed below (except as marked to the contrary):
[ ] WITHHOLD AUTHORITY to vote for all nominees listed below:
Charles E. Miller    Walter Kluck    Thomas G. Miller     William A. Ringer
(Instructions: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

2. To adopt the Engineering Measurements Company 1997 Incentive Plan and reserve 500,000 shares the Company's Common Stock for issuance thereunder:
[ ] FOR the adoption of the Incentive Plan
[ ] AGAINST the adoption  of the Incentive Plan
[ ] ABSTAIN from adopting the Incentive Plan

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

--------------------------------------------------------------------------------

The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 . THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.



                                              Dated:                  , 1997

                                              Signature

                                              Joint Owner Signature

                                              Please indicate change of address

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith. Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit power of attorney. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENGINEERING MEASUREMENTS COMPANY. PLEASE SIGN AND RETURN THIS PROXY TO THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                     ENGINEERING MEASUREMENTS COMPANY
                           600 Diagonal Highway
                           Longmont, CO  80501
                              (303) 651-0550

                             PROXY STATEMENT

                    FOR ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held on October 22, 1997

INTRODUCTION

The accompanying Proxy is solicited by the Board of Directors of Engineering Measurements Company, a Colorado corporation, hereinafter called the "Company," for use at the Annual Meeting of Shareholders to be held on Wednesday, October 22, 1997 at 10:00 a.m. local time, at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado and at any recesses or adjournments thereof. These proxy materials are being mailed to shareholders commencing approximately September 22, 1997.

The Proxy may be revoked at any time by the shareholder before it is exercised. All shares of stock represented by valid Proxies received prior to the meeting pursuant to this solicitation and not revoked before they are exercised will be voted. In each case where the shareholder has appropriately specified how the Proxy is to be voted, it will be voted in accordance with such specification. Unless specific instructions are given to the contrary, the persons named in the accompanying proxy will vote FOR the election of the four persons nominated to serve as directors of the Company. Abstentions received with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Meeting, but will not be counted for purposes of determining whether the requisite vote has been obtained for the proposal. Broker non-votes with respect to a particular proposal will not be counted for purposes of either determining whether a quorum is present at the Meeting or determining whether the requisite vote for such proposal has been obtained. The giving of a proxy will not affect a shareholder's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it at any time before it is exercised by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Company's secretary, or by attending the meeting and voting in person.

ADOPTION OF 1997 INCENTIVE PLAN

     On July 28, 1997, the Board of Directors (the "Board") adopted, subject to shareholder approval, the Engineering Measurements Company 1997 Incentive Plan (the "Plan"). The Board reserved 500,000 shares for issuance under the Plan. The Plan provides that the Board, or a subcommittee thereof, may grant Incentive or Non-Qualified Stock Options, Limited Stock Appreciation Rights, Tandem Stock Appreciate Rights, Stand-Alone Stock Appreciation Rights; shares of Restricted Stock; shares of Phantom Stock, Stock Bonuses and Cash Bonuses. The Plan, as proposed by the Board, is set forth as Exhibit A to this Proxy Statement.

     The Board believes that the Plan will be of material benefit to the Company by assisting the Company and its subsidiaries in attracting, retaining and motivating key employees of proven ability and by rewarding directors and advisors to the Company who are responsible for, or contribute to, the management, growth and protection of the business of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE ENGINEERING MEASUREMENTS COMPANY 1997 INCENTIVE PLAN.

     The Plan will be adopted if the number of votes cast favoring the action exceeds the number of votes cast opposing the action. Unless otherwise specified, proxies solicited by the Board will be voted FOR the adoption of the Plan. The following description of the Plan, is qualified in its entirety by reference to the Plan included herewith as Exhibit A.

     Summary of the Plan

     Administration. The Plan shall be administered either by the entire Board of Directors (which shall in that case constitute the "Committee") or by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b -3 promulgated under Section 16 of the Exchange Act. The Committee has full authority, subject to the terms of the Plan, to make all determinations under the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award. The Committee may ( i ) grant Options, shares of restricted stock, shares of phantom stock or stock bonuses, or stock appreciation rights, (ii) reprice and accelerate the date on which any Option or Stand-Alone stock appreciation right granted becomes exercisable or
(iii) reprice and accelerate the Vesting Date, Issue Date or other conditions
imposed by the Plan.   The Company will indemnify each member of the Committee
for actions taken under the  Plan.

     Eligibility. Persons eligible to receive Incentive Awards under the Plan shall include employees, officers and directors of the Company, and advisors to the Company who are responsible for, or contribute to, the management, growth and protection of the business of the Company.

     Options. The Committee may grant options pursuant to the Plan, which shall be clearly identified in the Option Agreement as either Incentive Stock Options or Non-Qualified Stock Options.

     Exercise Price. The Plan provides that the exercise price under each Non-Statutory Stock Option shall be determined by the Committee on date of grant, but shall not be less than the minimum price required by law. The exercise of any Incentive Stock Option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant.

     Non-Transferability. All options granted under the Plan may be exercised during the optionee's lifetime only by the optionee and are non-transferable except by will or the laws of descent and distribution. Notwithstanding the above, the Committee may, at its discretion, permit the transfer of a Non-S tatutory Stock Option.

     Exercise. The duration of each option will be as specified by the Committee but will not exceed ten years from the date of grant. The Committee, at its discretion, may establish a vesting schedule for any option granted under the Plan.

     Effect of Termination of Services.   If an optionee's employment is
terminated for any reason other than Cause (as defined in the Plan) disability or death, (i) options granted, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one
month.   In  the event of termination for Cause, all outstanding options shall expire at the commencement of business on the date of such termination.

     Change of Control. In the event of a Change of Control, as described in the Plan, each Option shall become fully and immediately exercisable. A Change of Control includes the purchase of 35% or more of the Company's outstanding securities by one person; a proxy fight which results in a new majority on the Board; a dissolution, liquidation or sale of substantially all the assets of the Company or if the Board determines in its sole and absolute discretion that there has been a change of control of the Company.

     Limited Stock Appreciation Rights (" LSARs "). The Committee may grant, in connection with any Option granted, one or more LSARS relating to a number of shares of common stock equal to or less than the number of shares of common stock subject to the related option. An LSAR may be granted at the same time as, or subsequent to the time that, an Option is granted. The exercise of an LSAR relating to an Option shall entitle the Participant to a cash payment which shall be computed as set forth in the Plan for Non-Qualified Stock Options and for Incentive Stock Options. Any Participant may request that such Participant receive Common Stock rather than cash. The Committee may decide whether or not to grant such request.

     Tandem Stock Appreciation Rights ("SARs"). The Committee may grant in connection with any Option one or more Tandem SARs relating to a number of shares of Common Stock equal to or less than the number of shares subject to the related Option. The exercise of a Tandem SAR shall entitle a Participant to a cash payment, computed as set forth in Section 8 of the Plan. The Participant may request, and the Committee, in its sole discretion may grant, the issuance of Common Stock rather than cash.

     Stand-Alone Stock Appreciation Rights. Stand-Alone SARs shall be evidenced by Agreements in a form approved by the Committee. The exercise of a Stand-Alone SAR prior to a Change of Control shall entitle a Participant to a cash payment, computed as set forth in Section 9 of the Plan. A Participant may request, and the Committee has the discretion to grant, the issuance of Common Stock rather than cash.

     Restricted Stock. The Committee may great shares of Restricted Stock, to be evidenced by an agreement approved by the Committee. At the time of granting such Restricted Stock, the Committee shall establish an Issue Date and a Vesting Date with respect to the Shares. The Committee may impose restrictions or conditions on the vesting of shares. In the event of Change of Control all shares of Restricted Stock which have not theretofore vested, shall immediately vest.

     Phantom Stock. The Committee may grant shares of Phantom Stock, and shall establish a Vesting Date, and impose such restrictions and conditions as it deems appropriate. Upon vesting Participant is entitled to receive cash computed as set forth in Section 11 of the Plan. Upon a Change of Control, all shares of Phantom Stock shall immediately vest.

     Stock Bonuses. The Committee may great Stock Bonuses as it may determine from time to time.

     Cash Bonuses.   The Committee may grant, in connection with the great of
any Restricted Stock or Stock Bonus, a cash bonus payable promptly after the date the Participant is required to recognize income for federal income tax purposes.

     Term of Plan; Amendment. The Plan will terminate on July 28, 2007, ten years from the date the Plan was adopted by the Board, or, if earlier, upon the purchase of all Common Stock subject to the Plan pursuant to the exercise of Incentive Awards granted under the Plan. Any Incentive Awards outstanding after the termination of the Plan will remain in effect in accordance with their terms. The Board may terminate or amend the Plan, except that the Board may not, without shareholder approval, increase the number of shares of Common Stock as to which Incentive Awards may be granted, materially increase the benefits accruing to participants or materially modify the eligibility requirements.

Federal  Income Tax Consequences

 Federal Income Tax Consequences

     Incentive Stock Options. An optionee will not realize taxable income upon the grant of an Incentive Stock Option under the Plan. In addition, an optionee will not realize regular taxable income upon the exercise of an Incentive Stock Option if the optionee holds the shares acquired until at least one year after exercise and, if later, until two years after the date of grant of option. However, the amount by which the fair market value of the shares exceeds the option price at the time of exercise generally is an item of tax preference for purposes of the alternative minimum tax. If an optionee acquires stock through the exercise of an Incentive Stock Option under the Plan and subsequently sells the stock after holding the stock for the period described above, the gain which is the difference between the sale price of the stock and the option exercise price will be taxed as capital gain. The gain will not be treated as ordinary income except when the holding period requirements discussed above are not satisfied.

     An Incentive Stock Option does not entitle the Company to an income tax deduction except to the extent that an optionee realizes ordinary income therefrom.
     Non-Qualified Stock Options. An optionee generally will not recognize taxable income upon the grant of a Non-Qualified Stock Option. When an optionee exercises a Non-Qualified Stock Option, the optionee will recognize taxable ordinary income at that time equal to the difference between the option price and the fair market value of the stock on the date of exercise.

     An optionee will generally have a basis in stock acquired through the exercise of a Non-Qualified Stock Option under the Plan equal to the fair market value of the stock on the date of exercise. If the optionee subsequently sells the stock, the gain which is the difference between the sale price and the basis will be taxed as capital gain.

     Any ordinary income recognized by an optionee upon exercise of a Non-Qualified Stock Option will be allowable to the Company as a deduction at the time it is recognized by the optionee.

     Stand-Alone SARs, Tandem SARs and LSARs. The receipt of cash upon exercise of a Stand-Alone SAR, Tandem SAR or LSAR will be taxable to the holder as ordinary income and will give rise to a corresponding tax deduction to the Company at the time of exercise. The receipt of Common Stock upon exercise of a Stand-Alone SAR, Tandem SAR or LSAR will be taxable to the holder as ordinary income in an amount equal to the fair market value of the Common Stock received, unless such Common Stock is subject to a substantial risk of forfeiture, in which case, tax will not be triggered until the risk of forfeiture lapses. The Company will be entitled to a tax deduction equal to the amount of taxable income recognized by the holder of a Stand-Alone SAR, Tandem SAR or LSAR who exercises such Incentive Award for Common Stock at the time such taxable income is recognized by the holder.

     Restricted Stock. A Participant generally will not recognize taxable income upon receipt of Restricted Stock unless the Participant makes an election under Section 83(b) of the Internal Revenue Code. Upon the vesting of Restricted Stock, a Participant will recognize ordinary taxable income equal to the difference between the fair market value of the Restricted Stock which has vested, less any amount paid by the Participant for such Restricted Stock. The Company will be entitled to a tax deduction equal to the amount of taxable income recognized by the holder of Restricted Stock at the time such taxable income is recognized by the holder of such Restricted Stock.

     Phantom Stock. Generally, a Participant holding Phantom Stock will be taxable (at ordinary income tax rates) at the time such Phantom Stock vests in an amount equal to the amount of cash to which the Participant is entitled and the Company will be entitled to a corresponding tax deduction at the same time.

     Stock Bonuses. A Participant will recognize taxable ordinary income upon the receipt of a Stock Bonus in an amount equal to the fair market value of the Common Stock received less any amount paid for such Common Stock. The Company will be entitled to a corresponding tax deduction in the same amount at the time such income is recognized by the Participant.

     Cash Bonuses. A Cash Bonus will constitute taxable ordinary income to a Participant and will entitle the Company to a corresponding tax deduction at the time a Cash Bonus is paid.

     Nondeductibility of "Excess Parachute Payments." Certain Incentive Awards vest or become payable as the result of a Change in Control, as defined in the Plan. In addition, the Committee may have the discretion to accelerate the vesting of or render payable certain Incentive Awards upon a Change in Control, even if such Incentive Awards do not automatically vest or become payable upon such Change in Control. The acceleration of vesting or the payment of an Incentive Award as the result of a Change in Control may result in the disallowance of the Company's tax deduction for such Incentive Award if such Incentive Award is treated as an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code. In addition, an excess parachute payment received by a Plan Participant will be subject to an excise tax of 20% under Section 4999 of the Internal Revenue Code.

     While the rules of Sections 280G and 4999 are extremely complex, they can be summarized as follows: An Incentive Award or payment thereunder generally will constitute a "parachute payment" only if (i) paid to certain highly-compensated employees or independent contractors, (ii) the Incentive Award or acceleration of benefits thereunder is "contingent upon" (or deemed to be contingent upon) a Change in Control, and (iii) after exclusion of certain portions of such payments or benefits, the Incentive Award or payment thereunder (along with other compensatory payments contingent upon the Change in Control) exceeds three times the average of the recipient's compensation income for the previous five taxable years. An "excess parachute payment" (i.e., the amount which would not be deductible by the Company) is the excess of a Participant's parachute payments over the greater of (a) the average of the Participant's compensation income for the previous five taxable years or (b) the amount of such parachute payments that can be shown to be reasonable compensation for prior services rendered.

     Nondeductibility of Compensation in Excess of $1 Million. The Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year, is the Company's chief executive officer or among one of its four other highest compensated officers for that year. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that compensation attributable to Incentive Stock Options, Nonstatutory Stock Options and certain other Incentive Awards will be treated as qualified performance-based compensation and therefore will not be subject to the deduction limit.

     Withholding of Income and Employment Taxes. Generally, the Company will be required to withhold and pay over income and employment taxes with respect to an Incentive Award at the time the Participant recognizes taxable income with respect to such Incentive Award.

     Participants in the Plan should consult their own tax advisors to determine the specific tax consequences of the Plan for them.

PERSONS MAKING THE SOLICITATION

This Proxy is solicited by the Board of Directors of the Company. In addition to the solicitation of Proxies by mail, certain of the officers or employees of the Company, without extra remuneration, may solicit Proxies personally or by telephone, facsimile, telegraph or cable. The total expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their expense in forwarding solicitation material regarding the meeting to beneficial owners.


REQUIRED VOTE FOR EACH PROPOSAL

The four nominees for director receiving the highest number of votes cast by shareholders of the Company entitled to vote thereon, assuming that a quorum of a majority (a "Quorum") of the outstanding shares of common stock of the Company entitled to vote at the Meeting is present in person or by proxy, will be elected to serve on the Board of Directors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The date for determination of Shareholders entitled to vote at the meeting (the "Record Date") is the close of business on September 15, 1997. On such date there were outstanding 2,800,052 shares of Common Stock, $.01 par value (the "Common Stock") of the Company, each of which is entitled to one (1) vote.

On the Record Date the security ownership of each person who owned of record or beneficially, to the knowledge of the Company, five percent (5%) or more of any class of voting securities of the Company, and of each current Director (and each nominee Director) and of the Officers and Directors (and nominees) as a group was as follows. All information is based on information furnished by each such person. Unless otherwise stated, the indicated persons have sole voting and investment power over the shares listed.

                  Name of             Amount and Nature       Percent
Title of Class    Beneficial Owner    of Ownership            of Class

Common Stock      Charles E. Miller     1,255,721         (1)   39.7

Common Stock      William A. Ringer        98,900         (2)    3.5

Common Stock      Saeid Hosseini           61,400         (3)    2.2

Common Stock      David S. Miller         397,027         (4)   14.3

Common Stock      Walter Kluck             22,750         (5)    0.8

Common Stock      Thomas G. Miller        282,400         (6)   10.1

Common Stock      Ken Teegardin            20,000         (7)    0.7

All Directors and Officers as a
Group (Six Persons)                     1,741,171               53.1

(1) Record and Beneficial; includes 869,080 shares of common stock owned directly; an option to purchase 20,000 shares of common stock under the 1988 Non-statutory Stock Option Plan; an option to purchase 20,875 shares of common stock under the 1991 Incentive Plan; and the right to convert a portion of a loan balance into 345,766 shares of common stock pursuant to loan agreements (See Note 4 to the Consolidated
      Financial Statements).   Mr. Miller has sole voting and investing
      power on 857,080 of the owned shares; the remaining 12,000 shares have shared voting and investment power. Charles E. Miller's business address is 600 Diagonal Highway, Longmont, CO 80501.

(2) Record and Beneficial; includes 78,900 shares of common stock owned with sole voting and investment power; and an option to purchase 20,000 shares of common stock pursuant to the 1991 Non-Employee Director Stock Plan. William A. Ringer's business address is 5675 Arapahoe Avenue, Boulder, CO 80303.

(3) Record and Beneficial; includes 25,000 shares of common stock with sole voting and investment power; and an option to purchase 36,400 shares of common stock under the 1991 Incentive Plan. Saeid Hosseini's business address is 600 Diagonal Highway, Longmont, CO 80501.

(4) Record and Beneficial; includes 397,027 shares of common stock owned. David Miller has sole voting and investment power for 379,432 of the shares; the remaining 17,595 shares have shared voting and investment power. David S. Miller's business address is 420 E. Armour, N. Kansas City, MO 64166.

(5) Record and Beneficial; includes 2,750 shares of common stock owned with sole voting and investment power; and an option to purchase 20,000 shares of common stock under the 1991 Non-Employee Director Stock Plan. Walter Kluck's business address is P.O. Box 421, Clifton, NJ 07015.

(6) Record and Beneficial; includes 262,400 shares of common stock owned directly; and an option to purchase 20,000 shares of common stock under the 1991 Non-Employee Director Stock Plan. Thomas Miller has sole voting and investment power for 259,400 owned shares; the remaining 3,000 shares have shared voting and investment powers. Thomas G. Miller's business address is 11725 W. 112th St., Overland Park, KS 66210.

(7) Record and Beneficial; includes an option to purchase 20,000 shares of common stock under the 1991 Incentive Plan. Ken Teegardin's business address is 600 Diagonal Highway, Longmont, CO 80501.


ELECTION OF DIRECTORS

The Bylaws, as amended, provide for a Board of four(4) Directors. Management recommends the election of the nominees listed below as Directors, to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify. Except where otherwise instructed, proxies will be voted for election of all the nominees. If, at the time of the 1997 Annual Meeting of Shareholders, any of such nominees should be unable to or decline to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute. Management has no reason to believe that any substitute nominee or nominees will be required.

The following Table indicates the name of each of the Company's Directors and nominees for Directors, their ages and business experience during the past five
(5) years:

                   Year First  Position, Date first held
Name of            Elected as  and Principal Occupation
Director     Age   Director    (For Past Five Years)

Charles E.   59    1967        Chief Executive Officer, President, Director
Miller                         and Chairman of the Board, previously
                               President from 1967 to 1987; Member of the
                               Compensation, and Non-Employee Director Stock
                               Plan Committees.

William A.   63    1978        Director, Member of the Audit and Compensation
Ringer                         Committees; President of Granville Phillips
                               Company, Boulder, Colorado, which is not an
                               affiliate of the Company.  Employed by
                               Granville Phillips in an executive capacity
                               for more than five years prior to the date of
                               this report.

Thomas G.    50    1995        Director, Member Incentive Plan Committee; CEO
Miller                         and physician of College Park Family Care
                               Center of Overland Park, Kansas, which is not
                               an affiliate of the Company.  Employed by
                               College Park Family Care Center in an
                               executive capacity for more than five years
                               prior to the date of this report.

Walter       69    1995        Director, Member of the Audit and Incentive
Kluck                          Plan Committees; CEO of Industrial
                               Representatives, Inc. of Clifton, New Jersey,
                               which is not an affiliate of the Company.
                               Employed by Industrial Representatives, Inc.
                               in an executive capacity for more than five
                               years prior to the date of this report.

The Board of Directors has standing Audit, Compensation, and Incentive Plan Committees. Mr. Ringer and Mr. Kluck constitute the members of the Audit Committee, and Messrs. Charles Miller, Ringer, and Kluck serve on the Compensation Committee. Mr. Kluck and Mr. Thomas Miller serve on the Incentive Plan Committee. The Audit Committee reviews financial statements. The Audit Committee met once during the fiscal year ending April 30, 1997. The Compensation Committee meets informally as required to recommend to the Board of Directors the compensation to be paid to the officers of the Company and to recommend to the Board of Directors any other profit sharing and bonus issues that may come before the Board of Directors. The Compensation Committee met once during fiscal year 1997. The Incentive Plan Committee and the Non-Employee Director Stock Plan Committee administer the respective Plans. Such Committees did not meet formally during the last fiscal year.

The Board of Directors held four meetings during the fiscal year ending April 30, 1997. All Directors attended all meetings.

All Directors hold office until the next annual meeting of the shareholders of the Company or until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors and are elected annually.

None of the Directors have been involved in any litigation or bankruptcy during the past five years.

Charles E. Miller and Thomas G. Miller are brothers.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with the copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with. Except for Mr. Hosseini who filed late on the exercise of 20,000 options.

EXECUTIVE OFFICERS

The Table below indicates the name of each of the Company's executive officers, their ages and positions, and their business experience during the past five (5) years.

                                         Position, Principal
Name of Officer             Age     Occupation (for the past 5 years)

Charles E. Miller            59     Chief Executive Officer, President,
                                    Chairman of the Board and Secretary;
                                    previously President from 1967 to 1987.

Saeid Hosseini               34     Vice President Sales and Marketing.
                                    Previously Product Line Manager, and Manager
                                    of Applications Engineering. Employed by the
                                    Company for more than five years prior to
                                    the date of this proxy statement.

Ken H. Teegardin             35     Vice President of Operations.
                                    Previously Director of Manufacturing,
                                    employed at the Company since 1995. Employed
                                    in a manufacturing management capacity at
                                    Johnson Yokogawa Corporation, Newnan,
                                    Georgia, which is not an affiliate of the
                                    Company, for more than five years prior to
                                    the date of this proxy statement.

SIGNIFICANT EMPLOYEES

The Table below indicates the name of each of the Company's significant employees, their ages and positions, and their business experience during the past five (5) years.

                                              Position, Principal
Name of Employee           Age          Occupation (for the past 5 years)

John B. Thompson            40          Controller since August 1992.


Louis T. Yoshida            55          Director of Engineering since January
                                        1995.  Employed as president, director
                                        of research and development at
                                        Innovative Technology Corporation,
                                        Longmont, Colorado, which is not an
                                        affiliate of the Company, for more
                                        than five years prior to the date of
                                        this proxy statement.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and no other officers received compensation over $100,000 for services in all capacities to the Company during the fiscal years ended April 30, 1994, 1995 and 1996:

SUMMARY COMPENSATION TABLE

                    Annual Compensation                Long Term Compensation

                                           Awards                  Payouts

(a)           (b)   (c)         (d)        (e)         (f)         (g)         (h)        (i)
                                           Other                   Securities             All
Name and                                   Annual      Restricted  Underlying  LTIP       Other
Principal                                  Compen-     Stock       Options/    Pay-       Compen-
Position      Year  Salary ($)  Bonus ($)  sation ($)  Awards ($)  SAR's (#)   outs ($)   sation ($)

Charles E.    1995  $ 86,874    $    0             0           0      10,875         0      $1,098
Miller, CEO   1996  $121,664    $7,133             0           0           0         0      $1,217
and Chairman  1997  $133,688    $2,651             0           0      10,000         0      $1,408
of the Board


Other Compensation for Mr. Miller reflects the matching portion of the Company's 401K plan.


                    Option/SAR Grants in Last Fiscal Year

                                    None.


Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR
Values

(a)        (b)              (c)            (d)               (e)

                                           Number of
                                           Securities        Value of
                                           Underlying        Unexercised
                                           Unexercised       In-the-Money
                                           Options/SAR's at  Options/SAR's at
                                           FY-End (#)        FY-End ($)
           Shares Acquired  Value          Exercisable/      Exercisable/
Name       On Exercise (#)  Realized ($)   Unexercisable     Unexercisable

Charles                 0             0       20,000/0          $45,000/$0
E. Miller                                     10,875/0          $ 6,743/$0
                                               5,000/0          $ 4,350/$0
                                               5,000/0          $ 1,250/$0


           Long-Term Incentive Plans - Awards in Last Fiscal Year

                                  None.

COMPENSATION OF DIRECTORS

Directors who are not employees of the Company received an annual Director's fee of $3,000. This fee is paid whether or not the Director attends meetings of the Board and its Committees.

Under the 1988 Non-Statutory Stock Option Plan, options to purchase 40,000 shares were granted to directors, 20,000 shares each to William A. Ringer, and Charles E. Miller, in fiscal year 1993 exercisable at $1.75 per share from July 1, 1993 to December 31, 1997. Under the 1991 Non-Employee Director Stock Plan, in fiscal year 1995 options to purchase 60,000 shares were granted, 20,000 each to William A. Ringer, Walter Kluck, and Thomas G. Miller, exercisable at $3.40 per share from October 14, 1995 through October 14, 1998.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The terms and conditions pertaining to the Industrial Development Revenue Bond purchased by Charles E. Miller from Colorado National Bank of Denver in August 1992, remain the same. The only difference is that Charles E. Miller now has all rights, title and interest of the debt instrument instead of Colorado National Bank of Denver. For terms and conditions please refer to note 5 of the Notes to the Consolidated Financial Statements contained in the Company's annual report.

The related party transactions between the Company and Marcum Natural Gas are set forth in Item 1 of the Company's annual report. Other related party transactions include the sales from the Company to DVCO of approximately $29,000 in fiscal year ended April 30, 1997 and $61,000 in fiscal year ended April 30, 1996. The Company also recognized $50,000 of royalty income from DVCO during fiscal year ended April 30, 1997 and $50,000 for fiscal year 1996.

INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton served as the Company's independent certified public accountants for the year ended April 30, 1997 and is expected to serve in such capacity for the current fiscal year.

It is expected that a representative of Grant Thornton will be present at the Annual Meeting of the Shareholders. Such representative will have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

PROPOSALS BY SHAREHOLDERS

Any shareholder who wishes to submit a proposal to be considered at the Annual Meeting of the Company's shareholders, to be held after the April 30, 1998 fiscal year, must submit the proposal to the Company by May 16, 1998 for the proposal to be included in the Proxy Statement for that meeting. Any such proposals should be sent to the Company's principal executive offices at 600 Diagonal Highway, Longmont, Colorado 80501.

OTHER MATTERS

Management is not aware that any matters not referred to in the Proxy Statement will be presented for action at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy will vote such Proxy in accordance with their best judgment.


AVAILABILITY OF ANNUAL REPORT

The Company will provide any Shareholder with a copy of its Annual Report on Form 10-KSB for its fiscal year ended April 30, 1997, without charge upon receipt of a written request for such report. Such requests should be addressed to the Company's secretary at 600 Diagonal Highway, Longmont, Colorado 80501. The Annual Report is not a part of this proxy statement.


Longmont, Colorado
September 22, 1997

                             ENGINEERING MEASUREMENTS COMPANY          Exhibit A
                                1997 INCENTIVE PLAN


I.   Purpose of the Plan

     A. This Engineering Measurements Company ("EMCO") 1997 Incentive Plan is intended to promote the interests of the Company by providing the employees of the Company and others, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue to provide their services to the Company.

II.  Definitions

     As used in the Plan, the following definitions apply to the terms indicated below:

     A.   "Board of Directors" shall mean the Board of Directors of EMCO.

     B. "Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company on account of (i) the willful and continued failure by the Participant substantially to perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness) or
          (ii) the willful engaging by the Participant in misconduct which could reasonably be expected to cause substantial injury to the Company.
          For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interests of the Company.

     C. "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 13 hereof.

     D.   "Change in Control" shall mean:

          1. a change in control of EMCO of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; or

          2.   the occurrence of any of the following events:

               a) any Person (who is not such a person on August 1, 1997) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of EMCO representing 35% or more of the combined voting power of EMCO's then outstanding securities;

               b) a majority of individuals who are nominated by the Board of Directors for election to the Board of Directors on any date, fail to be elected to the Board of Directors as a direct or indirect result of any proxy fight or contested election for positions on the Board of Directors;

               c) the Board of Directors determines in its sole and absolute discretion that there has been a change in control of EMCO;

               d)   a dissolution or liquidation of EMCO; or

               e)   a sale of all or substantially all of EMCO's assets.

     E. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     F. "Committee" shall mean the Incentive Plan Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan. The entire Board of Directors shall constitute the Committee until a separate committee is appointed.

     G. "Common Stock" shall mean EMCO's common stock, $.01 par value per share.

     H. "Company" shall mean Engineering Measurements Company, a Colorado corporation, and each of its Subsidiaries.

     I. "Disability" shall mean a Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     J. "Disqualified Period" means, in the case of any Incentive Stock Option, the period beginning on the date such Option is granted and ending on the later of the date (i) two years after the date such

          Option is granted, or (ii) one year after the transfer of any Common Stock to a Participant pursuant to the exercise of such Option.

     K. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     L. The "Fair Market Value" of a share of Common Stock with respect to any day shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of Common Stock shall be determined by the Committee in its absolute discretion.

     M. "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR, share of Phantom Stock, Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

     N. "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

     O. "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by EMCO pursuant to the terms of Section 10(d) hereof.

     P. "LSAR" shall mean a limited stock appreciation right which is granted pursuant to the provisions of Section 7 hereof and which relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

     Q. "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

     R. "Option" shall mean an option to purchase shares of Common Stock of EMCO granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

     S. "Participant" shall mean a Person who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon such Person's death, such Person's successors, heirs, executors and administrators, as the case may be.

     T. "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

     U. "Phantom Stock" shall mean the right to receive in cash or Common Stock (as determined by the Committee), the amounts provided for in
          Section 11(b), which right is granted pursuant to Section 11 hereof and subject to the terms and conditions contained therein.

     V. "Plan" shall mean the Engineering Measurements Company 1997 Incentive Plan, as it may be amended from time to time.

     W. "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10(c) hereof for so long as such restrictions continue to apply to such share.

     X.   "Securities Act" shall mean the Securities Act of 1933, as amended.

     Y. "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof which is not related to any Option.

     Z. "Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 12 hereof.

     AA. "Subsidiary" shall mean any corporation in which at the time of reference EMCO owns, directly or indirectly, stock comprising more than fifty percent of the total combined voting power of all classes of stock of such corporation.

     BB.  "Tandem SAR" shall mean a stock appreciation right granted pursuant to
          Section 8 hereof which is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

     CC. "EMCO" shall mean Engineering Measurements Company, a Colorado corporation, and its successors.

     DD. "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

III. Stock Subject to the Plan

     A.   Under the Plan, the Committee may grant to Participants (i) Options,
          (ii) LSARs, (iii) Tandem SARs, (iv) Stand-Alone SARs, (v) shares of Restricted Stock, (vi) shares of Phantom Stock, (vii) Stock Bonuses and (viii) Cash Bonuses.

     B. Subject to adjustment as provided in Section 14 hereof, the Committee may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of shares of Common Stock that in the aggregate does not exceed 500,000 shares. The total number of shares of Common Stock with respect to which Incentive Stock Options are granted under the Plan shall not exceed 500,000. The grant of an LSAR, Tandem SAR or Cash Bonus shall not reduce the number of shares of Common Stock with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan.

     C. In the event that any outstanding Option or Stand-Alone SAR expires, terminates or is canceled for any reason (other than pursuant to Paragraphs 7(b)(ii) or 8(b)(iii) hereof), the shares of Common Stock subject to the unexercised portion of such Option or Stand-Alone SAR shall again be available for grants under the Plan. In the event that an outstanding Option is canceled pursuant to Paragraphs 7(b)(ii) or 8(b)(iii) hereof by reason of the exercise of an LSAR or a Tandem SAR, the shares of Common Stock subject to the canceled portion of such Option shall not again be available for grants under the Plan. In the event that any shares of Restricted Stock or Phantom Stock, or any shares of Common Stock granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grants under the Plan.

     D. Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

IV.  Administration of the Plan

     A. The Plan shall be administered either by the entire Board of Directors (which shall in that case constitute the Committee) or by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act. The Committee shall from time to time designate the persons who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

     B. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

     C. The Committee may, in its absolute discretion (i) reprice and accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable, (ii) reprice and accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 10(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iii) reprice and accelerate the Vesting Date or waive any condition imposed pursuant to Section 11 hereof, with respect to any share of Phantom Stock granted under the Plan. In the event the Committee decides to accelerate one type of Incentive Award, the Committee shall not be required to reprice or accelerate all types of Incentive Awards. In addition, the Committee shall have full discretion to apply one or more of the provisions of
          Section 14 hereof selectively to one or more types of Incentive
          Awards.

     D. In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 herein, except as may be required pursuant to Section 422 of the Code, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3.

     E. The Committee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Options, purchase or receipt of Restricted Stock or Bonus Stock, or any other Incentive Award hereunder. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his promissory note as full or partial payment for the exercise of an Option. The Committee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Options or purchase of Restricted Stock or Bonus Stock, or authorize the Company to arrange or guarantee loans to a Participant by a third party. Any loan by the Company or acceptance of a promissory note shall be made in accordance with the corporate law of the Company's state of incorporation and applicable margin rules and laws.

     F. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.

     G. No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and EMCO shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company. This indemnification and hold harmless shall be in addition to any others rights, including rights of indemnification or hold harmless, that the person may have.

V.   Eligibility

     A. The Persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such Persons, including employees, officers and directors of the Company, and advisors to the Company, who are responsible for, or contribute to, the management, growth and protection of the business of the Company, as the Committee shall select from time to time.

VI.  Options

     A. The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

     B. Identification of Options. All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

     C. Exercise Price. The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. The exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

     D.   Term and Exercise of Option

          1. Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          2. Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreements evidencing such Option and any related LSARs and Tandem SARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(v) hereof.

          3. An Option shall be exercised by delivering notice to EMCO's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Committee may also require as a condition of exercise that the Participant will agree, if requested by the Committee in connection with a public offering of the Company's securities, to adhere to lock-up arrangements between the Company and an underwriter involved in such public offering. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (A) in cash, by certified check, bank cashier's check or wire transfer, (B) subject to the approval of the Committee, in shares of Common Stock owned by the Participant for at least six months and valued at their Fair Market Value on the effective date of such exercise, or (C) some combination of the foregoing approved by the Committee. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of EMCO, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of EMCO shall require from time to time.

          4. Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully-and-duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting EMCO to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with applicable margin rules and laws, including Regulation T.

          5. Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

          6. During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will, or the laws of descent and distribution.

     E.   Limitations on Grant of Incentive Stock Options

          1. Incentive Stock Options may be granted only to employees (including officers) of the Company, its "parent corporation" or a "subsidiary" of the Company as such terms are defined in
               Section 424 of the Code. The Committee shall designate the employees or class of employees eligible to receive Incentive Stock Options.

          2. The aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of EMCO as such term is defined in Section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations) ("Regulations"), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations, or in the event such Regulations require or permit a discretionary designation of the Options which shall cease to constitute Incentive Stock Options, such Options shall, to the extent of such excess and in the reverse order in which they were granted (i.e., last granted Options first), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

          3. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of EMCO or any of its "subsidiaries" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     F.   Effect of Termination of Employment

         1. In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

         2. In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

      G. Acceleration of Exercise Date Upon Change in Control. Unless otherwise provided in a Participant's employment, directorship, consulting or Option agreement (as approved by the Committee), upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

      H. Arrangements for Disposition of Option Shares. The Committee may, in its discretion, enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon the exercise of Options, including, without limitation, arrangements for the simultaneous exercise of Options and the sale of shares of the Company's stock acquired upon exercise.

VII. Limited Stock Appreciation Rights

     A. The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of shares of Common Stock equal to or less than the number of shares of Common Stock subject to the related Option. An LSAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

     B.   Benefit Upon Exercise

          1. The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Common Stock paid in the Change in Control in connection with which such LSAR became exercisable and (B) the Fair Market Value of a share of Common Stock on the date of such Change in Control over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

          2. The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

          3. Any Participant may request in writing to the Committee to receive the amount payable to such Participant under this Section 7(a) in Common Stock rather than cash. The Committee, in its sole discretion, may decide whether to grant such request. In the event the Committee grants such request, the amount payable to such Participant under this Section 7(a) shall be paid to such Participant in Common Stock with a Fair Market Value equal to the cash that would have otherwise been payable to such Participant.

     C.   Term and Exercise of LSARs

          1. An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding the preceding sentence of this Section 7(b), in the event that an LSAR held by any Participant who is or may be subject to the provisions of Section 16(b) of the Exchange Act becomes exercisable prior to the expiration of six months following the date on which it is granted, and as a result the profit recovery provisions of Section 16(b) of the Exchange Act would apply, then the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such six month period and terminating on the expiration of sixty days following such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a share of Common Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

          2. The exercise of an LSAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (ii)), with respect to a number of shares of Common Stock, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

          3. Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreements evidencing the LSAR, the related Option and any Tandem SARs related to such Option shall be returned to the Participant exercising such LSAR together with the payment described in Paragraph 7(a)(i) or (ii) hereof, as applicable.

          4. During the lifetime of a Participant, each LSAR granted to him shall be exercisable only by him. No LSAR shall be assignable or transferable otherwise than by will, or the laws of descent and distribution, and otherwise together with its related Option.

          5. An LSAR shall be exercised by delivering notice to EMCO's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the LSAR, the related Option and any Tandem SARs relating to such Option, shall specify the number of shares of Common Stock with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

VIII.     Tandem Stock Appreciation Rights

     A. The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Common Stock equal to or less than the number of shares of Common Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

     B. Benefit Upon Exercise. The exercise of a Tandem SAR with respect to any number of shares of Common Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise. Any Participant may request in writing to the Committee to receive the amount payable to such Participant under this Section
          8(a) in Common Stock rather than cash. The Committee, in its sole discretion, may decide whether to grant such request. In the event the Committee grants such request, the amount payable to such Participant under this Section 8(a) shall be paid to such Participant in Common Stock with a Fair Market Value equal to the cash that would have otherwise been payable to such Participant.

     C.   Term and Exercise of Tandem SAR

          1. A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option. Notwithstanding the first sentence of this Paragraph 8(b)(i), (i) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (ii) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a share of Common Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

          2. Notwithstanding the first sentence of Section 8(b)(i) hereof, the Committee may, in its absolute discretion, grant one or more Tandem SARs which shall not become exercisable unless and until the Participant to whom such Tandem SAR is granted is, in the determination of the Committee, subject to Section 16(b) of the Exchange Act and which shall cease to be exercisable if and at the time that the Participant ceases, in the determination of the Committee, to be subject to such Section 16(b).

          3. The exercise of a Tandem SAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (iii)), with respect to a number of shares of Common Stock shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of shares of Common Stock subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be canceled in the order in which they became exercisable.

          4. Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the agreements evidencing such Tandem SAR, its related Option and LSARs relating to such Option shall be returned to the Participant exercising such Tandem SAR together with the payment described in Section 8(a) hereof.

          5. During the lifetime of a Participant, each Tandem SAR granted to him shall be exercisable only by him. No Tandem SAR shall be assignable or transferable otherwise than by will, or the laws of descent and distribution, and otherwise than together with its related Option.

          6. A Tandem SAR shall be exercised by delivering notice to EMCO's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the Tandem SAR, its-related Option and any LSARs related to such Option, shall specify the number of shares of Common Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

IX.  Stand-Alone Stock Appreciation Rights

     A. The Committee may grant Stand-Alone SARs pursuant to the Plan, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

     B. Exercise Price. The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

     C. Benefit Upon Exercise. The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock prior to the occurrence of a change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the exercise date over (ii) the exercise price of the Stand-Alone SAR. The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock upon or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Common Stock paid in connection with such Change in Control and (B) the Fair Market Value of a share of Common Stock on the date of such Change in Control over
          (ii) the exercise price of the Stand-Alone SAR. Such payments shall be paid as soon as practical, but in no event later than five business days, after the effective date of the exercise. Any Participant may request in writing to the Committee to receive the amount payable to such Participant under this Section 9(b) in Common Stock rather than cash. The Committee, in its sole discretion, may decide whether to grant such request. In the event the Committee grants such request, the amount payable to such Participant under this Section 9(b) shall be paid to such Participant in Common Stock with a Fair Market Value equal to the cash that would have otherwise been payable to such Participant.

     D.   Term and Exercise of Stand-Alone SARs

          1. Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee and set forth in the Stand-Alone SAR agreement with respect to such Stand-Alone SAR; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and, provided, further, that each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          2. Each Stand-Alone SAR may be exercised in whole or in part; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the agreement evidencing such Stand-Alone SAR shall be returned to the Participant exercising such Stand-Alone SAR together with the payment described in Section 9(b) hereof.

          3. A Stand-Alone SAR shall be exercised by delivering notice to EMCO's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Stand-Alone SAR, shall specify the number of shares of Common Stock with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the agreement evidencing the Stand-Alone SAR shall be returned to him.

          4. During the lifetime of a Participant, each Stand-Alone SAR granted to him shall be exercisable only by him. No Stand-Alone SAR shall be assignable or transferable otherwise than by will, or the laws of descent and distribution.

     E.   Effect of Termination of Employment

          1. In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

          2. In the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and
               (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

          3. In the event of the termination of a Participant's employment for Cause, all outstanding Stand-Alone SARs granted to such Participant shall expire at the commencement of business on the date of such termination.

     F. Acceleration of Exercise Date Upon Change in Control. Upon the occurrence of a Change in Control, each Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

X.   Restricted Stock

     A. The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

     B. Issue Date and Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of
          Section 10(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) hereof are satisfied, and except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) hereof shall cease to apply to such share.

     C. Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the

          Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

     D. Restrictions on Transfer Prior to Vesting. Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

     E.   Issuance of Certificates

          1. Except as provided in Sections 10(c) or 10(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, EMCO shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that EMCO shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

               a) The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Engineering Measurements Company 1997 Incentive Plan and an Agreement entered into between the registered owner of such shares and Engineering Measurements Company. A copy of the Plan and Agreement is on file in the office of the Secretary of Engineering Measurements Company, 600 Diagonal Highway, Longmont, Colorado 80501.

               b) Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

          2. Each certificate issued pursuant to Section 10(d)(i) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

     F. Consequences Upon Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, EMCO shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 10(d)(i) hereof, together with any other property of the Participant held by the custodian pursuant to Section 14(b) hereof.

     G.   Effect of Termination of Employment.

          1. In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 10(b). Such proportion may be equal to zero.

          2. In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

     H. Effect of Change in Control. Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been canceled or forfeited pursuant to any provision hereof, shall immediately vest.

XI.  Phantom Stock

     A. The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

     B. Vesting Date. At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) hereof are satisfied, and except as provided in Section 11(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

     C. Benefit Upon Vesting. Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) as the Committee may establish at the time of grant of shares of Phantom Stock either (A) the Fair Market Value of a share of Common Stock of the Company on the date on which such share of Phantom Stock vests, (B) the appreciation in the value of a share of the Common Stock over a base amount (which may be a Fair Market Value of a share of Common Stock on the grant date or some other base value which is less than or more than Fair Market Value) set by the Committee on the date such share of Phantom Stock is granted and (ii) the aggregate amount of cash dividends and distributions paid with respect to a share of Common Stock of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

     D. Conditions to Vesting. At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

     E.   Effect of Termination of Employment

          1. In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 11(c). Such proportion may be equal to zero.

          2. In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

     F. Effect of Change in Control. Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested, or been canceled or forfeited pursuant to any provision hereof, shall immediately vest.

XII. Stock Bonuses

     A. The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

XIII.     Cash Bonuses

     A. The Committee may, in its absolute discretion, grant, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

XIV. Adjustment Upon Changes in Common Stock

     A. Shares Available for Grants. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses may be granted, as the Committee may deem appropriate.

     B. Outstanding Restricted Stock and Phantom Stock. Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as result of any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Paragraph 10(d) (ii) hereof.

          1. The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

     C. Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of EMCO, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by EMCO, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price per share of Common Stock of each such Option, LSAR, Tandem SAR and Stand-Alone SAR.

     D. Outstanding Options, LSARs. Tandem SARs and Stand-Alone SARs--Certain Mergers. Subject to any required action by the shareholders of EMCO, in the event that EMCO shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option, LSAR, Tandem SAR and Stand-Alone SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option, LSAR, Tandem SAR or Stand-Alone SAR would have received in such merger or consolidation.

     E. Outstanding Options, LSARs, Tandem SARs and Sand-Alone SARs-Certain Other Transactions. In the event of (i) a dissolution or liquidation of EMCO, (ii) a sale of all or substantially all of EMCO's assets,
          (iii) a merger or consolidation involving EMCO in which EMCO is not the surviving corporation or (iv) a merger or consolidation involving EMCO in which EMCO is the surviving corporation but the holders of shares of Common Stock receive securities of another entity and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

          1. cancel, effective immediately prior to the occurrence of such event, each Incentive Award outstanding immediately prior to such event (whether or not then exercisable or vested), and, in full consideration of such cancellation, (i) pay to a Participant entitled to exercise or vested in (including as a result of such event) an Option or Stand-Alone SAR an amount in cash, for each share of Common Stock subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (i) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (ii) the exercise price of such Option or Stand-Alone SAR, (ii) pay to a Participate entitled to receive or vested in (including as a result of such event) a share of Phantom Stock or a Cash Bonus the amount to which such Participant is entitled pursuant to Section 11 or
               Section 13 hereof, as applicable, (c) pay to a Participant entitled to receive or vested in (including as a result of such event) a Stock Bonus, the amount or property to which such Participant is entitled under Section 12 hereof, or (D) no amount shall be paid to a Participant in respect of Restricted
               Stock which (despite such event) remains Restricted Stock;

          2. provide for the exchange of each Option (including any related LSAR or Tandem SAR) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable or vested) for an Option on or stock appreciation right with respect to, as appropriate, some or all of the property for which such Option or Stand-Alone SAR is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the Option or stock appreciation right, or the number of shares or amount of property subject to the Option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option or Stand-Alone SAR was granted in partial consideration for the exchange of the Option or Stand-Alone SAR; or

          3. provide for the assumption by any successor or surviving corporation of any Incentive Award outstanding on the date of such event.

     F. Outstanding Incentive Awards -- Other Changes. In the event of any change in the capitalization of EMCO or corporate change other than those specifically referred to in Section 14 (c), (d) or (e) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to, comprising, or used for the purposes of measuring, any Incentive Award outstanding on the date on which such change occurs and, if applicable, in the per share exercise price of any Incentive Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     G. No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of EMCO or any other corporation. Except as expressly provided in the Plan, no issuance by EMCO of shares of stock of any class, or securities convertible, into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

XV.  Rights as a Stockholder

     A. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 14 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

XVI. No Special Employment Rights; No Right to Incentive Award

     A. Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     B. No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

XVII.     Securities Matters

     A. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     B. The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from the registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

     C. Rule 16b-3 under the Exchange Act provides that the grant of a stock option or certain other equity securities to a director or officer of a company will be exempt from the provisions of Section 16(b) of the Exchange Act if the conditions set forth in that Rule are satisfied. Unless otherwise specified by the Committee, grants of Options and other equity securities hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of that Rule.

XVIII.    Withholding Taxes

     A. Cash Remittance. Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone SAR, the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements.

     B. Stock Remittance. At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by
          Section 18(a) hereof, the Participant may tender to the Company a number of shares of Common Stock determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

     C. Stock Withholding. At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by
          Section 18(a) hereof, the Company shall withhold a number of such shares determined by such Participant, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

     D. Timing and Method of Elections. Notwithstanding any other provisions of the Plan, a Participant who is subject to Section 16(b) of the Exchange Act may not make either of the elections described in
          Section 18(b) and (c) hereof prior to the expiration of six months after the date on which the applicable Option, share of Restricted Stock or Stock Bonus was granted, except in the event of the death or Disability of the Participant, unless the Company is advised by its counsel that such elections may be permitted pursuant to Section 16 of the Exchange Act or any rule or interpretation of the U.S. Securities and Exchange Commission thereunder. Except with the consent of the Committee, a Participant who is subject to Section 16(b) of the Exchange Act may not make such elections other than (i) during the 10-day window period beginning on the third business day following the date of release for publication of EMCO's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date or (ii) at least six months prior to the date as of which the income attributable to the exercise of such Option is recognized under the Code. Such election shall be irrevocable and shall be made by the delivery to EMCO's principal office, to the attention of its Secretary, of a written notice signed by the Participant.

     E. Notification of Inquiries and Agreements. Each Participant shall notify the Company in writing within 10 days after the date such Participant (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of any shares of Common Stock, Options or other Incentive Award granted hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any shares of Common Stock, Option or other Incentive Award granted hereunder (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such Participant by the Company, or (B) if no such Form was received, any amount; (iii) exercises, sells, disposes of, or otherwise transfers (other than to such Person's successors, heirs, executors or administrators, as the case may be) an Option acquired pursuant to this Plan; or (iv) sells, disposes of, or otherwise transfers (other than to such Person's successors, heirs, executors or administrators, as the case may be) shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option within the Disqualified Period. Upon request, a Participant shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

XIX. Amendment of the Plan

     A. The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 14 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

XX.  No Obligation to Exercise; No Guarantee ISO.

     A. The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR. The Company and the Committee shall have no liability to a Participant if any Incentive Stock Option in fact does not qualify as such pursuant to Section 422 of the Code.

XXI. Transfers Upon Death

     A. Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will, or the laws of descent and distribution. No transfer by will, or the laws of descent and distribution, of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will, order, and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

XXII.     Expenses and Receipts

     A. The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

XXIII.    Failure to Comply

     A. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

XXIV.     Effective Date and Term of Plan

     A. The Plan was adopted by the Board of Directors of Engineering Measurements Company on July 28, 1997, in accordance with applicable law, the requirements of Section 422 of the Code and the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act.
          No grants may be made under the Plan after July 27, 2007.

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